The information contained in the attached Computational Materials, Structural Term Sheet , or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information.

The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connect ion with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Non-IO

Doc Stat = full						Doc Stat = full
Occ Stat = owner occupied						Occ Stat = not owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100		< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	1.11%	1.51%	3.33%	0.18%	0.00%	< 550	0.02%	0.18%	0.18%	0.02%	0.00%
>= 550 / < 570	0.57%	0.45%	1.48%	3.58%	0.00%	>= 550 / < 570	0.00%	0.01%	0.19%	0.09%	0.00%
>= 570 / < 590	0.46%	0.14%	1.87%	3.19%	0.22%	>= 570 / < 590	0.00%	0.02%	0.22%	0.16%	0.00%
>= 590 / < 610	0.25%	0.15%	1.33%	2.01%	1.11%	>= 590 / < 610	0.00%	0.02%	0.18%	0.35%	0.00%
>= 610 / < 630	0.28%	0.17%	1.39%	1.42%	0.98%	>= 610 / < 630	0.02%	0.04%	0.09%	0.33%	0.00%
>= 630 / < 650	0.26%	0.18%	1.53%	0.91%	0.96%	>= 630 / < 650	0.00%	0.03%	0.10%	0.18%	0.00%
>= 650 / < 670	0.22%	0.06%	1.09%	0.49%	0.93%	>= 650 / < 670	0.00%	0.00%	0.02%	0.17%	0.00%
>= 670 / < 690	0.28%	0.19%	0.58%	0.29%	0.55%	>= 670 / < 690	0.00%	0.01%	0.15%	0.34%	0.00%
>= 690 / < 710	0.07%	0.07%	0.41%	0.35%	0.40%	>= 690 / < 710	0.00%	0.08%	0.17%	0.34%	0.01%
>= 710 / < 730	0.05%	0.01%	0.18%	0.09%	0.15%	>= 710 / < 730	0.00%	0.00%	0.07%	0.27%	0.00%
>= 730	0.15%	0.02%	0.10%	0.18%	0.20%	>= 730	0.00%	0.03%	0.21%	0.31%	0.00%

Doc Stat = not full						Doc Stat = not full
Occ Stat = owner occupied						Occ Stat = not owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100		< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	1.53%	1.92%	2.49%	0.00%	0.00%	< 550	0.00%	0.01%	0.13%	0.00%	0.00%
>= 550 / < 570	0.34%	0.25%	0.85%	0.17%	0.00%	>= 550 / < 570	0.02%	0.02%	0.08%	0.00%	0.00%
>= 570 / < 590	0.45%	0.04%	0.63%	0.14%	0.00%	>= 570 / < 590	0.07%	0.01%	0.21%	0.01%	0.00%
>= 590 / < 610	0.28%	0.04%	0.84%	0.54%	0.00%	>= 590 / < 610	0.00%	0.04%	0.11%	0.00%	0.00%
>= 610 / < 630	0.38%	0.18%	0.94%	0.88%	0.39%	>= 610 / < 630	0.00%	0.06%	0.12%	0.00%	0.00%
>= 630 / < 650	0.26%	0.06%	1.51%	0.70%	0.74%	>= 630 / < 650	0.06%	0.08%	0.22%	0.00%	0.00%
>= 650 / < 670	0.22%	0.14%	1.10%	0.75%	0.73%	>= 650 / < 670	0.01%	0.10%	0.10%	0.01%	0.00%
>= 670 / < 690	0.15%	0.11%	1.18%	0.33%	0.89%	>= 670 / < 690	0.01%	0.05%	0.23%	0.05%	0.00%
>= 690 / < 710	0.02%	0.06%	1.32%	0.29%	0.75%	>= 690 / < 710	0.00%	0.02%	0.19%	0.00%	0.00%
>= 710 / < 730	0.03%	0.07%	1.05%	0.23%	0.29%	>= 710 / < 730	0.00%	0.07%	0.06%	0.01%	0.00%
>= 730	0.08%	0.02%	1.53%	0.17%	0.33%	>= 730	0.00%	0.05%	0.09%	0.00%	0.00%

IO

Doc Stat = full						Doc Stat = full
Occ Stat = owner occupied						Occ Stat = not owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100		< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%	< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%	>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.04%	0.13%	1.87%	0.00%	0.00%	>= 570 / < 590	0.00%	0.00%	0.00%	0.00%	0.00%
>= 590 / < 610	0.05%	0.29%	2.53%	0.04%	0.00%	>= 590 / < 610	0.00%	0.00%	0.00%	0.00%	0.00%
>= 610 / < 630	0.07%	0.41%	2.64%	0.00%	0.00%	>= 610 / < 630	0.00%	0.00%	0.00%	0.00%	0.00%
>= 630 / < 650	0.08%	0.24%	2.40%	0.00%	0.00%	>= 630 / < 650	0.00%	0.00%	0.00%	0.00%	0.00%
>= 650 / < 670	0.07%	0.11%	2.97%	0.00%	0.00%	>= 650 / < 670	0.00%	0.00%	0.00%	0.00%	0.00%
>= 670 / < 690	0.03%	0.28%	1.86%	0.04%	0.00%	>= 670 / < 690	0.00%	0.00%	0.00%	0.00%	0.00%
>= 690 / < 710	0.00%	0.18%	1.25%	0.00%	0.00%	>= 690 / < 710	0.00%	0.00%	0.00%	0.00%	0.00%
>= 710 / < 730	0.00%	0.06%	0.75%	0.00%	0.00%	>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.00%
>= 730	0.00%	0.02%	1.30%	0.00%	0.00%	>= 730	0.00%	0.00%	0.00%	0.00%	0.00%

Doc Stat = not full						Doc Stat = not full
Occ Stat = owner occupied						Occ Stat = not owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100		< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.02%	0.00%	0.00%	0.00%	< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%	>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.00%	0.00%	0.06%	0.00%	0.00%	>= 570 / < 590	0.00%	0.00%	0.00%	0.00%	0.00%
>= 590 / < 610	0.00%	0.00%	0.00%	0.00%	0.00%	>= 590 / < 610	0.00%	0.00%	0.00%	0.00%	0.00%
>= 610 / < 630	0.18%	0.01%	0.03%	0.00%	0.00%	>= 610 / < 630	0.00%	0.00%	0.00%	0.00%	0.00%
>= 630 / < 650	0.05%	0.00%	0.56%	0.00%	0.00%	>= 630 / < 650	0.00%	0.00%	0.00%	0.00%	0.00%
>= 650 / < 670	0.31%	0.00%	1.13%	0.00%	0.00%	>= 650 / < 670	0.00%	0.00%	0.00%	0.00%	0.00%
>= 670 / < 690	0.02%	0.21%	1.53%	0.00%	0.00%	>= 670 / < 690	0.00%	0.00%	0.00%	0.00%	0.00%
>= 690 / < 710	0.00%	0.15%	1.46%	0.00%	0.00%	>= 690 / < 710	0.00%	0.00%	0.00%	0.00%	0.00%
>= 710 / < 730	0.07%	0.00%	0.25%	0.00%	0.00%	>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.00%
>= 730	0.00%	0.04%	0.84%	0.00%	0.00%	>= 730	0.00%	0.00%	0.00%	0.00%	0.00%

Deal Name:	SABR 2005-FR4

Detailed collateral info
	# of Loans	Balance	Avg. Balance	% of group balance	WAC	WALA	WARM	FICO	OLTV	CLTV	DTI	% of Full Doc	% of Primary Owner	% Single Family & PUD	% of IO loans	% silent 2nds
Aggregate

Current Balance
<$50k	1,102	30,088,040.05	27,303.12	2.74	10.264	6	308	637	18.17	98.70	41.52	76.78	96.26	86.29	-	0.17
50-75k	519	32,041,000.46	61,736.03	2.92	9.440	6	352	635	42.18	93.79	41.46	67.85	85.82	83.57	0.81	13.01
75.01-100k	544	47,817,929.99	87,900.61	4.35	8.634	5	352	624	57.75	87.67	40.74	67.98	91.47	82.31	5.47	27.33
100.01-200K	1,842	269,893,979.73	146,522.25	24.57	7.564	5	353	612	75.68	82.20	41.86	71.34	91.33	85.70	19.02	49.13
200.01-300K	911	224,815,078.10	246,778.35	20.47	6.972	5	354	618	80.54	80.54	42.77	67.64	93.72	82.12	27.68	47.62
300.01-400K	601	207,631,299.42	345,476.37	18.91	6.726	5	354	628	81.62	81.62	43.39	56.42	93.83	76.95	32.19	45.26
400.01-500K	314	140,213,468.92	446,539.71	12.77	6.599	5	355	643	82.21	82.21	43.62	52.83	95.33	77.51	38.21	48.25
500.01-1,000,000	241	145,756,893.23	604,800.39	13.27	6.646	5	354	648	80.20	80.20	41.84	49.68	93.82	85.01	38.18	46.77
1,000,000.01 - 1,250,000
1,250,000.01 - 1,500,000
1,500,000.01 +

FICO
NA
<600	2,183	389,684,268.56	178,508.60	35.48	7.751	5	353	559	78.27	80.37	42.75	71.49	94.33	86.10	9.45	31.94
601-619	694	114,951,459.35	165,636.11	10.47	7.111	5	352	609	76.27	83.99	42.89	77.68	92.96	81.55	31.32	42.21
620-639	767	121,599,595.29	158,539.24	11.07	7.123	5	352	629	73.12	83.71	42.06	64.68	94.34	80.05	27.09	45.27
640-659	746	123,512,304.32	165,566.09	11.25	6.961	5	353	649	73.07	84.38	42.41	60.29	96.36	82.94	37.67	50.03
660 - 679	605	109,572,955.47	181,112.32	9.98	6.866	5	353	669	72.32	83.17	41.80	50.40	93.39	82.95	44.93	53.36
680-699	459	95,270,713.10	207,561.47	8.67	6.725	5	353	689	75.46	83.67	43.43	53.38	89.70	79.04	39.60	53.14
700-719	267	62,531,754.60	234,201.33	5.69	6.733	5	353	708	76.82	83.40	42.13	38.25	89.42	76.21	38.81	61.20
720+	353	81,134,639.21	229,843.17	7.39	6.724	5	353	748	77.10	83.15	41.52	42.66	87.18	70.86	35.69	61.08

LTV
80	1,862	462,903,251.00	248,605.40	42.15	6.609	5	354	644	80.00	80.00	42.36	57.52	95.75	81.78	55.61	77.67
80.01-85	404	93,286,818.70	230,907.97	8.49	7.034	5	355	598	84.51	84.57	43.05	71.40	88.72	85.42	-	16.26
85.01-90	1,011	209,551,531.16	207,271.54	19.08	7.225	5	355	612	89.49	89.83	43.48	80.10	84.94	80.05	0.22	45.35
90.01-95	370	30,688,208.78	82,941.10	2.79	7.992	5	337	646	78.13	94.84	42.30	68.95	95.01	73.95	1.30	2.49
95.01-100	1,628	110,176,714.88	67,676.11	10.03	9.440	6	346	657	39.32	99.95	42.51	57.59	99.89	80.43	-	-
100.01+

Cash Out	2,495	547,115,090.27	219,284.61	49.82	7.186	5	353	603	77.12	79.74	42.59	62.29	93.47	83.79	15.29	20.03
2-4 family	570	129,377,488.36	226,978.05	11.78	7.242	5	353	640	77.96	83.43	43.45	49.98	86.09	-	12.40	38.84
Investment & 2nd home	503	75,633,087.11	150,363.99	6.89	7.633	5	351	644	82.54	83.75	40.89	66.76	-	67.44	-	35.99

CA	1,344	345,428,841.82	257,015.51	31.45	6.738	5	354	642	73.36	80.83	43.31	61.00	95.42	86.66	47.00	53.08
NY	423	113,017,627.81	267,181.15	10.29	7.189	5	353	634	77.06	81.65	43.05	42.84	92.99	55.58	8.66	29.66
MA	200	40,307,624.98	201,538.12	3.67	7.310	5	353	628	74.62	82.21	43.44	61.33	94.29	55.16	21.69	43.88
GA	297	31,911,462.38	107,446.00	2.91	7.656	5	351	617	78.23	86.03	41.15	76.03	88.17	94.01	20.56	60.61

Full Doc	4,179	685,606,879.22	164,060.03	62.43	7.020	5	352	619	76.69	83.51	42.72	100.00	92.64	84.12	31.56	50.26
Stated Doc	1,766	377,823,782.11	213,943.25	34.40	7.579	5	353	644	74.12	80.98	42.49	-	93.89	77.11	19.18	36.73
Lite Doc	129	34,827,028.57	269,976.97	3.17	7.082	5	354	591	79.55	79.70	37.99	-	94.05	92.75	10.40	9.65

IO	1,022	292,474,570.55	286,178.64	26.63	6.113	5	355	657	79.18	79.18	42.21	73.99	100.00	85.84	100.00	86.94
2nd lien	1,815	90,216,259.56	49,705.93	8.21	9.940	6	337	651	18.93	99.50	42.59	64.02	98.86	83.98	-	-
Loans w/ silent 2nds	2,094	486,766,307.52	232,457.64	44.32	6.622	5	355	645	81.91	81.91	42.55	70.80	94.41	81.88	52.24	100.00

DTI:
LT 40	1,995	335,567,229.76	168,204.13	30.55	7.278	5	353	625	75.44	81.11	32.05	61.06	91.87	83.65	25.13	40.20
40 - 45	1,334	240,264,775.30	180,108.53	21.88	7.241	5	353	633	75.14	83.02	42.66	55.56	95.27	80.84	31.44	51.70
45 - 50	2,161	388,803,853.50	179,918.49	35.40	7.080	5	352	638	75.41	84.08	47.86	65.99	93.99	81.53	33.87	54.09
50 - 55	581	133,281,932.83	229,400.92	12.14	7.401	5	354	586	79.83	80.60	52.78	67.76	89.79	81.12	0.65	13.01
55+	3	339,898.51	113,299.50	0.03	7.174	6	354	583	72.41	72.41	55.25	100.00	100.00	100.00	23.54	-